UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 10, 2004

HAWAIIAN ELECTRIC INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Hawaii	1-8503	99-0208097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Richards Street

Honolulu, Hawaii 96813

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (808) 543-5662

None

(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure

On June 10, 2004, certificates representing shares of Common Stock, no par value (“Common Stock”) of Hawaiian Electric Industries, Inc. (the “Company”) were distributed to stockholders of record on May 10, 2004 (the “Record Date”) to implement the 2-for-1 stock split (the “Stock Split”) of the Company’s Common Stock effected by means of a share dividend of one share of Common Stock for every share of Common Stock issued and outstanding on the Record Date. Since the New York Stock Exchange will be closed for business on June 11, 2004, the Company’s Common Stock will begin trading on a split-adjusted basis on June 14, 2004.

The number of Rights (the “Rights”) associated with each share of Common Stock pursuant of the terms of the Rights Agreement, dated as of October 28, 1997, as amended, between the Company and Continental Stock Transfer & Trust Company, as Rights Agent (the “Rights Agreement”), automatically adjusts as a result of the Stock Split, so that one-half of one Right (subject to future adjustment) is now attached to each outstanding share of Common Stock (including pre-split shares, shares issued pursuant to the Stock Split and additional shares of Common Stock issued prior to the Distribution Date, as defined in the Rights Agreement). The Rights are registered on a Form 8-A filed with the Securities and Exchange Commission on November 5, 1997 (File No. 1-8503), as subsequently amended on May 8, 2003 and June 10, 2004. The amendment to the Form 8-A filed on June 10, 2004, reflects certain other automatic adjustments under the Rights Agreement that resulted from the Stock Split.

As a result of the Stock Split, the number of shares of Common Stock that are registered and not yet issued as of June 10, 2004, under currently effective registration statements under the Company’s Dividend Reinvestment and Stock Purchase Plan (the “DRIP”), Retirement Savings Plan (the “HEIRSP”), and 1987 Stock Option and Incentive Plan (the “SOIP”), and the number of shares of Common Stock that are listed on the NYSE, and the number of shares that are listed with the NYSE and not yet issued as of June 10, 2004 under the Company’s 1990 Nonemployee Director Stock Plan (the “NDSP”), will be increased by a ratio of 2-for-1 in order to reflect the Stock Split.

Pursuant to Rule 416 of the Securities Act of 1933, as amended (the “Securities Act”), effective on June 10, 2004, the Company’s Registration Statement on Form S-3 relating to the DRIP (Registration No. 333-108110) and the Company’s Registration Statements on Form S-8 relating to the SOIP (Registration Nos. 333-05667 and 333-105404) will be deemed to cover the additional securities available for issuance thereunder as a result of the Stock Split. Upon the filing of a post-effective amendment thereto, the Company’s Registration Statement on Form S-8 relating to the HEIRSP (Registration No. 333-02103) will cover the additional securities available for issuance thereunder as a result of the Stock Split.

This filing constitutes notice of the foregoing to the holders of securities of the Company, including the Rights and for purposes of the Rights Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2004	HAWAIIAN ELECTRIC INDUSTRIES, INC.

	By	/s/ Curtis Y. Harada
Curtis Y. Harada
Controller
(Chief Accounting Officer of HEI)

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